                                                                    EXHIBIT 20.1


                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                            MONTHLY SERVICER'S REPORT


                                                                                Settlement Date                    6/30/2003
                                                                                Determination Date                 7/10/2003
                                                                                Distribution Date                  7/15/2003

I.      All Payments on the Contracts                                                                             6,145,292.27
II.     All Liquidation Proceeds on the Contracts
        with respect to Principal                                                                                    95,400.29
III.    Repurchased Contracts                                                                                             0.00
IV.     Investment Earnings on Collection Account                                                                         0.00
V.      Servicer Monthly Advances                                                                                    79,847.67
VI.     Distribution from the Reserve Account                                                                             0.00
VII.    Deposits from the Pay-Ahead Account
        (including Investment Earnings)                                                                              23,263.61
VIII.   Transfers to the Pay-Ahead Account                                                                          (34,840.38)
IX.     Less:  Investment Earnings distributions
          (a)  To Sellers with respect to the
               Collection Account                                                                                         0.00
          (b)  To Sellers with respect to the
               Pay-Ahead Account                                                                                          0.00
X. Deposit in error                                                                                                       0.00
        Total available amount in Collection Account                                                             $6,308,963.46
                                                                                                               ===============



DISTRIBUTION AMOUNTS                                         Cost per $1000
--------------------------------------------                 ---------------

1.    (a) Class A-1 Note Interest Distribution                                               0.00
      (b) Class A-1 Note Principal Distribution                                              0.00
             Aggregate Class A-1 Note Distribution             0.00000000                                                 0.00

2.    (a) Class A-2 Note Interest Distribution                                               0.00
      (b) Class A-2 Note Principal Distribution                                              0.00
            Aggregate Class A-2 Note Distribution              0.00000000                                                 0.00

3.    (a) Class A-3 Note Interest Distribution                                               0.00
      (b) Class A-3 Note Principal Distribution                                              0.00
          Aggregate Class A-3 Note Distribution                0.00000000                                                 0.00

4.    (a) Class A-4 Note Interest Distribution                                               0.00
      (b) Class A-4 Note Principal Distribution                                              0.00
          Aggregate Class A-4 Note Distribution                0.00000000                                                 0.00

5.    (a) Class A-5 Note Interest Distribution                                               0.00
      (b) Class A-5 Note Principal Distribution                                              0.00
          Aggregate Class A-5 Note Distribution                0.00000000                                                 0.00

6.    (a) Class A-6 Note Interest Distribution                                               0.00
      (b) Class A-6 Note Principal Distribution                                              0.00
          Aggregate Class A-6 Note Distribution                0.00000000                                                 0.00

7.    (a) Class A-7 Note Interest Distribution                                               0.00
      (b) Class A-7 Note Principal Distribution                                              0.00
          Aggregate Class A-7 Note Distribution                0.00000000                                                 0.00

8.    (a) Class A-8 Note Interest Distribution                                               0.00
      (b) Class A-8 Note Principal Distribution                                              0.00
          Aggregate Class A-8 Note Distribution                0.00000000                                                 0.00

9.    (a) Class A-9 Note Interest Distribution                                          55,562.64
      (b) Class A-9 Note Principal Distribution                                      5,479,748.75
          Aggregate Class A-9 Note Distribution               90.74280959                                         5,535,311.39

10.   (a) Class A-10 Note Interest Distribution                                        345,041.67
      (b) Class A-10 Note Principal Distribution                                             0.00
          Aggregate Class A-10 Note Distribution               5.30833333                                           345,041.67

11.   (a) Class B Certificate Interest Distribution                                    244,679.31
      (b) Class B Certificate Principal Distribution                                         0.00
          Aggregate Class B Certificate Distribution           5.45000000                                           244,679.31

12.  Servicer Payment
      (a)  Servicing Fee                                                                  50,185.48
      (b)  Reimbursement of prior Monthly Advances                                        92,376.74
               Total Servicer Payment                                                                               142,562.22

13.  Deposits to the Reserve Account                                                                                 41,368.88

Total Distribution Amount                                                                                        $6,308,963.46
                                                                                                               ===============
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                                  Page 1 of 4
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
Reserve Account distributions:
--------------------------------------------

      (a)  Amounts to the Sellers (Chase USA)
           from Excess Collections                                                                      0.00
      (b)  Amounts to the Sellers (Chase Manhattan Bank)
           from Excess Collections                                                                      0.00
      (c)  Distribution from the Reserve Account to
           the Sellers (Chase USA)                                                                      0.00
      (d)  Distribution from the Reserve Account to
           the Sellers (Chase Manhattan Bank)                                                           0.00
                        Total Amounts to Sellers
                           (Chase USA & Chase Manhattan Bank)                                                              $0.00
                                                                                                                 ===============


                 INTEREST
--------------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @            5.598%                                                      0.00
        (b) Class A-2 Notes    @            5.852%                                                      0.00
        (c) Class A-3 Notes    @            5.919%                                                      0.00
        (d) Class A-4 Notes    @            6.020%                                                      0.00
        (e) Class A-5 Notes    @            6.050%                                                      0.00
        (f) Class A-6 Notes    @            6.130%                                                      0.00
       (g) Class A-7 Notes     @            6.140%                                                      0.00
       (h) Class A-8 Notes     @            6.230%                                                      0.00
        (i) Class A-9 Notes    @            6.320%                                                 55,562.64
        (j) Class A-10 Notes   @            6.370%                                                345,041.67
                     Aggregate Interest on Notes                                                                      400,604.30
        (k) Class B Certificates @          6.540%                                                                    244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                             0.00
        (b) Class A-2 Notes                                                                             0.00
        (c) Class A-3 Notes                                                                             0.00
        (d) Class A-4 Notes                                                                             0.00
        (e) Class A-5 Notes                                                                             0.00
        (f) Class A-6 Notes                                                                             0.00
        (g) Class A-7 Notes                                                                             0.00
        (h) Class A-8 Notes                                                                             0.00
        (i) Class A-9 Notes                                                                             0.00
        (j) Class A-10 Notes                                                                            0.00
        (k) Class B Certificates                                                                        0.00

3.   Total Distribution of Interest                                    Cost per $1000
                                                                       --------------
        (a) Class A-1 Notes                                              0.00000000                     0.00
        (b) Class A-2 Notes                                              0.00000000                     0.00
        (c) Class A-3 Notes                                              0.00000000                     0.00
        (d) Class A-4 Notes                                              0.00000000                     0.00
        (e) Class A-5 Notes                                              0.00000000                     0.00
        (f) Class A-6 Notes                                              0.00000000                     0.00
        (g) Class A-7 Notes                                              0.00000000                     0.00
        (h) Class A-8 Notes                                              0.00000000                     0.00
        (i) Class A-9 Notes                                              0.91086287                55,562.64
        (j) Class A-10 Notes                                             5.30833333               345,041.67
                     Total Aggregate Interest on Notes                                                                400,604.30
        (k) Class B Certificates                                         5.45000000                                   244,679.31



                 PRINCIPAL
--------------------------------------------
                                                                   No. of Contracts
                                                                   ----------------
1.   Amount of Stated Principal Collected                                                       1,846,351.70
2.   Amount of Principal Prepayment Collected                               197                 3,381,780.06
3.   Amount of Liquidated Contract                                           19                   251,616.99
4.   Amount of Repurchased Contract                                          0                          0.00

       Total Formula Principal Distribution Amount                                                                  5,479,748.75

5. Principal Balance before giving effect to
   Principal Distribution Pool Factor
        (a) Class A-1 Notes                                                               0.0000000                         0.00
        (b) Class A-2 Notes                                                               0.0000000                         0.00
        (c) Class A-3 Notes                                                               0.0000000                         0.00
        (d) Class A-4 Notes                                                               0.0000000                         0.00
        (e) Class A-5 Notes                                                               0.0000000                         0.00
        (f) Class A-6 Notes                                                               0.0000000                         0.00
        (g) Class A-7 Notes                                                               0.0000000                         0.00
        (h) Class A-8 Notes                                                               0.0000000                         0.00
        (i) Class A-9 Notes                                                               0.1729486                10,549,867.41
        (j) Class A-10 Notes                                                              1.0000000                65,000,000.00
        (k) Class B Certificates                                                          1.0000000                44,895,285.54
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                                  Page 2 of 4
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
6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                   0.00
        (b) Class A-2 Notes                                                                                                   0.00
        (c) Class A-3 Notes                                                                                                   0.00
        (d) Class A-4 Notes                                                                                                   0.00
        (e) Class A-5 Notes                                                                                                   0.00
        (f) Class A-6 Notes                                                                                                   0.00
        (g) Class A-7 Notes                                                                                                   0.00
        (h) Class A-8 Notes                                                                                                   0.00
        (i) Class A-9 Notes                                                                                                   0.00
        (j) Class A-10 Notes                                                                                                  0.00
        (k) Class B Certificates                                                                                              0.00

7. Principal Distribution                                 Cost per $1000
                                                          --------------
        (a) Class A-1 Notes                                 0.00000000                                                        0.00
        (b) Class A-2 Notes                                 0.00000000                                                        0.00
        (c) Class A-3 Notes                                 0.00000000                                                        0.00
        (d) Class A-4 Notes                                 0.00000000                                                        0.00
        (e) Class A-5 Notes                                 0.00000000                                                        0.00
        (f) Class A-6 Notes                                 0.00000000                                                        0.00
        (g) Class A-7 Notes                                 0.00000000                                                        0.00
        (h) Class A-8 Notes                                 0.00000000                                                        0.00
        (i) Class A-9 Notes                                89.83194672                                                5,479,748.75
        (j) Class A-10 Notes                                0.00000000                                                        0.00
        (k) Class B Certificates                            0.00000000                                                        0.00

8. Principal Balance after giving effect to                                         Pool Factor
   Principal Distribution                                                           -----------
        (a) Class A-1 Notes                                                          0.0000000                                0.00
        (b) Class A-2 Notes                                                          0.0000000                                0.00
        (c) Class A-3 Notes                                                          0.0000000                                0.00
        (d) Class A-4 Notes                                                          0.0000000                                0.00
        (e) Class A-5 Notes                                                          0.0000000                                0.00
        (f) Class A-6 Notes                                                          0.0000000                                0.00
        (g) Class A-7 Notes                                                          0.0000000                                0.00
        (h) Class A-8 Notes                                                          0.0000000                                0.00
        (i) Class A-9 Notes                                                          0.0831167                        5,070,118.66
        (j) Class A-10 Notes                                                         1.0000000                       65,000,000.00
        (k) Class B Certificates                                                     1.0000000                       44,895,285.54



                 POOL DATA
--------------------------------------------                                         Aggregate
                                                         No. of Contracts        Principal Balance
                                                         ----------------        -----------------
1.   Pool Stated Principal Balance as of 6/30/2003            5,281                114,965,404.20

2.   Delinquency Information                                                                                   % Delinquent
                                                                                                               ------------
              (a) 31-59 Days                                    55                         1,445,877.25           1.258%
              (b) 60-89 Days                                    25                           485,637.82           0.422%
              (c) 90-119 Days                                   15                           222,257.38           0.193%
              (d) 120 Days +                                    51                         1,323,328.04           1.151%


3.   Contracts Repossessed during the Due Period                5                            142,913.35

4.   Current Repossession Inventory                             7                            225,829.64

5.   Aggregate Net Losses for the preceding
     Collection Period
       (a)  Aggregate Principal Balance of
            Liquidated Receivables                             19                           251,616.99
       (b)  Net Liquidation Proceeds on any
             Liquidated Receivables                                                          95,400.29
                                                                                      ----------------
       Total Aggregate Net Losses for the
       preceding Collection Period                                                                                      156,216.70

6.   Aggregate Losses on all Liquidated
     Receivables (Year-To-Date)                                                                                       1,181,347.47

7.   Aggregate Net Losses on all Liquidated
     Receivables (Life-To-Date)                               1,291                                                  20,281,626.02

8.   Weighted Average Contract Rate of all
     Outstanding Contracts                                                                                                  9.171%

9.   Weighted Average Remaining Term to Maturity of
     all Outstanding Contracts                                                                                              71.860
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                                  Page 3 of 4
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
             TRIGGER ANALYSIS
--------------------------------------------

1. (a) Average Delinquency Percentage                                 1.955%
   (b) Delinquency Percentage Trigger in effect?                                      NO

2. (a)  Average Net Loss Ratio                                        0.036%
   (b)  Net Loss Ratio Trigger in effect?                                             NO
   (c)  Net Loss Ratio (using ending Pool Balance)                    0.119%

3. (a) Servicer Replacement Percentage                                0.089%
   (b) Servicer Replacement Trigger in effect?                                        NO



               MISCELLANEOUS
--------------------------------------------

1.    Monthly Servicing Fees                                                                                           50,185.48

2.    Servicer Advances                                                                                                79,847.67

3.    (a)  Opening Balance of the Reserve Account                                                                   8,921,964.56
      (b)  Deposits to the Reserve Account                                                   41,368.88
      (c)  Investment Earnings in the Reserve Account                                         5,444.36
      (d)  Distribution from the Reserve Account                                                  0.00
      (e)  Ending Balance of the Reserve Account                                                                     8,968,777.80

4.    Specified Reserve Account Balance                                                                              8,973,952.86

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                     98,604.19
      (b)  Deposits to the Pay-Ahead Account from
           the Collection Account                                                            34,840.38
      (c)  Investment Earnings in the
           Pay-Ahead Account                                                                      0.00
      (d)  Transfers from the Pay-Ahead Account to
           the Collection Account                                                           (23,263.61)
      (e)  Ending Balance in the Pay-Ahead Account                                                                     110,180.96




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